Filed Pursuant to Rule 497(e)
                                                      Registration No. 33-41913

                        GABELLI EQUITY SERIES FUNDS, INC.
                        THE GABELLI SMALL CAP GROWTH FUND
                         THE GABELLI EQUITY INCOME FUND
                    THE GABELLI WOODLAND SMALL CAP VALUE FUND
                   (EACH, A "FUND" AND TOGETHER, THE "FUNDS")

     Supplement dated October 23, 2008 to the Funds' Class A, B, C, and I Shares Prospectus, and the Funds' Class AAA Shares Prospectus, each dated January 28, 2008

With respect to the Gabelli Woodland Small Cap Value Fund, the Adviser contractually has agreed to extend the waiver of all or a portion of its investment advisory fee and/or to reimburse certain expenses of each Class of the Fund as described in the Prospectuses on pages 12 and 16 for Class A, B, C, and I Shares and pages 8 and 11 for Class AAA Shares through at least September 30, 2009.